Inventories	12 Months Ended
Dec. 31, 2025
Inventories [Abstract]
Inventories	Note 15
Inventories

EUR'000	2025	2024	2023
Fuel and oil	3,540	1,039	1,836
As of 31 December 2025, the Company's inventories include fuel and oil totalling EUR 4 million.
As of 31 December 2024, the Company's inventories include fuel and oil totalling EUR 1.0 million, a decrease from EUR 1.8 million in 2023, primarily because three of the Company’s four operating vessels were off hire at the end of the reporting period.
Accounting policies
Inventories are carried at the lower of cost and net realisable value. Cost is determined using the first-in, first-out basis. Net realisable value is the estimated selling price in the ordinary course of business, less applicable variable selling expenses. Inventories mainly comprise fuel and oil.